                                 Exhibit 17(a)

                             Forms of Proxy Ballot

                                                                      EXHIBIT 17


                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                            FIRSTAR MONEY MARKET FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Funds ("FAF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Money Market Fund to the FAF Prime Obligations Fund in exchange for shares of designated classes of the FAF Prime Obligations Fund of equal value; and (b) the distribution of the shares of designated classes of the FAF Prime Obligations Fund to the shareholders of the Firstar Money Market Fund in liquidation of the Firstar Money Market Fund.

                 [ ]FOR            [ ]AGAINST        [ ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                 [ ]FOR            [ ]AGAINST        [ ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


----------------------------------      --------------------------------------
SIGNATURE                     DATE      SIGNATURE (JOINT OWNER)           DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                     FIRSTAR INSTITUTIONAL MONEY MARKET FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Institutional Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Funds ("FAF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Institutional Money Market Fund to the FAF Prime Obligations Fund in exchange for shares of designated classes of the FAF Prime Obligations Fund of equal value; and (b) the distribution of the shares of designated classes of the FAF Prime Obligations Fund to the shareholders of the Firstar Institutional Money Market Fund in liquidation of the Firstar Institutional Money Market Fund.

                 [ ]FOR            [ ]AGAINST        [ ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                 [ ]FOR            [ ]AGAINST        [ ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


----------------------------------      --------------------------------------
SIGNATURE                     DATE      SIGNATURE (JOINT OWNER)           DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                      FIRSTAR TAX-EXEMPT MONEY MARKET FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Tax-Exempt Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Funds ("FAF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Tax-Exempt Money Market Fund to the FAF Tax Free Obligations Fund in exchange for shares of designated classes of the FAF Tax Free Obligations Fund of equal value; and (b) the distribution of the shares of designated classes of the FAF Tax Free Obligations Fund to the shareholders of the Firstar Tax-Exempt Money Market Fund in liquidation of the Firstar Tax-Exempt Money Market Fund.

                 [ ]FOR            [ ]AGAINST        [ ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                 [ ]FOR            [ ]AGAINST        [ ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



----------------------------------      --------------------------------------
SIGNATURE                     DATE      SIGNATURE (JOINT OWNER)           DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                    FIRSTAR OHIO TAX-EXEMPT MONEY MARKET FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Ohio Tax-Exempt Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Funds ("FAF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Ohio Tax-Exempt Money Market Fund to the FAF Ohio Tax Free Obligations Fund in exchange for shares of designated classes of the FAF Ohio Tax Free Obligations Fund of equal value; and (b) the distribution of the shares of designated classes of the FAF Ohio Tax Free Obligations Fund to the shareholders of the Firstar Ohio Tax-Exempt Money Market Fund in liquidation of the Firstar Ohio Tax-Exempt Money Market Fund.

                 [ ]FOR            [ ]AGAINST        [ ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                 [ ]FOR            [ ]AGAINST        [ ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



----------------------------------      --------------------------------------
SIGNATURE                     DATE      SIGNATURE (JOINT OWNER)           DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                    FIRSTAR U.S. GOVERNMENT MONEY MARKET FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar U.S. Government Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Funds ("FAF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar U.S. Government Money Market Fund to the FAF Government Obligations Fund in exchange for shares of designated classes of the FAF Government Obligations Fund of equal value; and (b) the distribution of the shares of designated classes of the FAF Government Obligations Fund to the shareholders of the Firstar U.S. Government Money Market Fund in liquidation of the Firstar U.S. Government Money Market Fund.

                 [ ]FOR            [ ]AGAINST        [ ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                 [ ]FOR            [ ]AGAINST        [ ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



----------------------------------      --------------------------------------
SIGNATURE                     DATE      SIGNATURE (JOINT OWNER)           DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                     FIRSTAR U.S. TREASURY MONEY MARKET FUND
                                (RETAIL A SHARES)

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of Retail A Shares of the Firstar U.S. Treasury Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Funds ("FAF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities attributable to the Retail A Shares of the Firstar U.S. Treasury Money Market Fund to the FAF Treasury Reserve Fund in exchange for Class A shares of the FAF Treasury Reserve Fund of equal value; and (b) the distribution of the Class A shares of the FAF Treasury Reserve Fund to the shareholders of the Retail A Shares of the Firstar U.S. Treasury Money Market Fund in liquidation of the Retail A Shares of the Firstar U.S. Treasury Money Market Fund.

                 [ ]FOR            [ ]AGAINST        [ ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                 [ ]FOR            [ ]AGAINST        [ ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



----------------------------------      --------------------------------------
SIGNATURE                     DATE      SIGNATURE (JOINT OWNER)           DATE

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                     FIRSTAR U.S. TREASURY MONEY MARKET FUND
                             (INSTITUTIONAL SHARES)

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY


  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                    CALL TOLL-FREE __________________________

                                       OR

                         LOG ON TO WWW._____________.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE



         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of Institutional Shares of the Firstar U.S. Treasury Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY __, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Funds ("FAF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities attributable to the Institutional Shares of the Firstar U.S. Treasury Money Market Fund to the FAF Treasury Obligations Fund in exchange for Class S Shares of the FAF Treasury Obligations Fund of equal value; and (b) the distribution of the Class S Shares of the FAF Treasury Obligations Fund to the shareholders of the Institutional Shares of the Firstar U.S. Treasury Money Market Fund in liquidation of the Institutional Shares of the Firstar U.S. Treasury Money Market Fund.

                 [ ]FOR            [ ]AGAINST        [ ]ABSTAIN

(2) To approve the sale of substantially all of Firstar and the dissolution of Firstar under state law upon the consummation of separate reorganizations of the remaining Firstar Funds.

                 [ ]FOR            [ ]AGAINST        [ ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



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SIGNATURE                     DATE      SIGNATURE (JOINT OWNER)           DATE